STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2021
Share-based payment arrangements [Abstract]
STOCK-BASED COMPENSATION
34 ■ Stock-Based Compensation

a)    Restricted Share Units (RSUs) and Deferred Share Units (DSUs)
Compensation expense for RSUs was a $31 million charge to earnings in 2021 (2020: $45 million) and is presented as a component of general and administrative expenses and cost of sales, consistent with the classification of other elements of compensation expense for those employees who had RSUs.
Compensation expense for RSUs incorporates an expected forfeiture rate. The expected forfeiture rate is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate. At December 31, 2021, the weighted average remaining contractual life of RSUs was 0.75 years (2020: 0.83 years).

DSU and RSU Activity (Number of Units in Thousands)

	DSUs	Fair value	RSUs	Fair value
At January 1, 2020	476	$8.8	3,110	$41.5
Settled for cash	—	—	(2,136)	(47.3)
Forfeited	—	—	(313)	(5.7)
Granted	85	2.0	1,923	35.2
Credits for dividends	—	—	39	0.9
Change in value	—	2.0	—	14.0
At December 31, 2020	561	$12.8	2,623	$38.6
Settled for cash	—	—	(1,435)	(36.2)
Granted	117	2.2	1,300	26.4
Credits for dividends	—	—	30	0.6
Change in value	—	(2.4)	—	1.6
At December 31, 2021	678	$12.6	2,518	$31.0

b)    Performance Granted Share Units (PGSUs)
In 2014, Barrick launched a PGSU plan. Under this plan, selected employees are granted PGSUs, where each PGSU has a value equal to one Barrick common share. At December 31, 2021, 2,873 thousand units had been granted at a fair value of $43 million (2020: 3,962 thousand units at a fair value of $52 million).

c)    Stock Options
Under Barrick’s stock option plan, certain officers and key employees of the Company may purchase common shares at an exercise price that is equal to the closing share price on the day before the grant of the option. The grant date is the date when the details of the award, including the number of options granted by individual and the exercise price, are approved. Stock options vest evenly over four years, beginning in the year after granting. Options are exercisable over seven years. At December 31, 2021, nil (2020: 0.1 million) stock options were outstanding.
Compensation expense for stock options was $nil in 2021 (2020: $nil), and is presented as a component of corporate administration, consistent with the classification of other elements of compensation expense for those employees who had stock options. The recognition of compensation expense for stock options had no impact on earnings per share for 2021 and 2020.
Total intrinsic value relating to options exercised in 2021 was $1 million (2020: $2 million). As at December 31, 2021, there was $nil (2020: $nil) of total unrecognized compensation cost relating to unvested stock options.

Employee Stock Option Activity (Number of Shares in Millions)

	2021		2020
	Shares	Average Price	Shares	Average Price
C$ options
At January 1	0.1	$10	0.2	$10
Exercised	(0.1)	10	(0.1)	10
At December 31	—	$—	0.1	$10
US$ options
At January 1	—	$—	0.1	$32
Cancelled/expired	—	—	(0.1)	32
At December 31	—	$—	—	$—